                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement                [_] Confidential, For Use of the
[X] Definitive Proxy Statement                     Commission Only (as permitted
[_] Definitive Additional Materials                by Rule 14a-6(e)(2))
[_] Soliciting Material Under Rule 14a-12

                     EXCELSIOR PRIVATE EQUITY FUND II, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5)  Total fee paid:

    ----------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:

    ----------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    (3)  Filing Party:

    ----------------------------------------------------------------------------

    (4)  Date Filed:

    ----------------------------------------------------------------------------

[LOGO] EXCELSIOR FUNDS
Advised by U.S. Trust

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.
                              225 High Ridge Road
                          Stamford, Connecticut 06905

Dear Shareholder:

   You are cordially invited to attend the Annual Meeting (the "Meeting") of Shareholders of Excelsior Private Equity Fund II, Inc. (the "Company") to be held on Friday, March 26, 2004 at 10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532.

   At the Meeting, shareholders of the Company will be asked to vote on the election of four directors.

   Whether or not you plan to attend the Meeting, your vote is needed. Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed Proxy Card promptly. A postage-paid envelope is enclosed for this purpose.

   We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                          Sincerely yours,

                                          /s/ Douglas Lindgren
                                          Douglas A. Lindgren
                                          Co-Chief Executive Officer and Chief
                                            Investment Officer

   Shareholders Are Urged to Sign and Return the Enclosed Proxy Card in the
                              Enclosed Envelope.

[LOGO] EXCELSIOR FUNDS
Advised by U.S. Trust

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                              February 24, 2004

To the Shareholders of
Excelsior Private Equity Fund II, Inc.:

   The Annual Meeting of Shareholders (the "Meeting") of Excelsior Private Equity Fund II, Inc. (the "Company") will be held on Friday, March 26, 2004 at 10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532.

   The Meeting will be held for the following purposes:

    1. to elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as directors of the Company; and

    2. to transact such other business as may properly come before the Meeting or any adjournments thereof.

   The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on January 30, 2004 have the right to vote at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy Card or vote your proxy via telephonic or electronic means in order that the Meeting can be held and a maximum number of shares may be voted.

                                          By Order of the Board of Directors of
                                            Excelsior Private Equity Fund II,
                                            Inc.

                                          Cynthia Englert
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

   You may think your vote is not important, but it is vital. By law, the Annual Meeting of Shareholders of the Company scheduled for March 26, 2004 will have to be adjourned without conducting any business if less than a majority of the shares eligible to vote are represented at the Meeting. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Company to hold the Meeting as scheduled, so please return your proxy immediately.

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.
                              225 High Ridge Road
                          Stamford, Connecticut 06905

                                PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Excelsior Private Equity Fund II, Inc. (the "Company"). The Annual Meeting of Shareholders will be held at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532 on Friday, March 26, 2004 at 10:00 a.m., New York time (the "Meeting"). This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about February 24, 2004.

   It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Company. The Company's officers, investment adviser and administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, personal interview or the Internet. If the Company records proxy votes by telephone or the Internet, it will use procedures to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed Proxy Card or by attending the Meeting and electing to vote in person. Proxies given by telephone or the Internet may be revoked at any time before they are voted in the same manner as proxies given by mail.

   The following summarizes the proposal to be voted on at the Meeting.

Proposal

    1. To elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as directors of the Company.

   A Proxy Card is enclosed with respect to the shares you own in the Company. If the Proxy is executed and returned properly, the shares represented by it will be voted at the Meeting in accordance with your instructions. Each share is entitled to one vote.

   Shareholders are requested to complete the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

    The Company's Board of Directors Unanimously Recommends a Vote in Favor of the Proposal Described in this Proxy Statement.

Dated: February 24, 2004

                                 INTRODUCTION

   The Company has been organized as a Maryland corporation to engage in the business of a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). This Meeting constitutes an annual meeting of shareholders that has been called to consider a proposal relating to the matter discussed below.

                      PROPOSAL 1:  ELECTION OF DIRECTORS

   The proposal to be considered at the Meeting is the election of the directors of the Company.

   At the Meeting, shareholders will be asked to consider the election of four nominees who will constitute the entire Board of Directors of the Company.

   Each director so elected will hold office until his successor is elected and qualified, or until his term as a director is terminated as provided in the Company's by-laws. The persons named as proxies in the accompanying Proxy Card have been designated by the Board and intend to vote for the nominees named below, unless otherwise directed. Messrs. Bernstein, Hover, Imbimbo and Murphy are incumbent directors. Messrs. Bernstein and Murphy were appointed as directors of the Company by the sole incorporator in the Articles of Incorporation dated March 20, 1997. Mr. Hover was appointed as a director on December 9, 1998 by the then current directors in order to fill a vacancy on the Board of Directors. Mr. Imbimbo was appointed as a director on April 6, 2000 to fill a vacancy on the Board of Directors. The nominees have consented to serve as directors.

   All shares represented by valid proxies will be voted in the election of directors for each nominee named below unless authority to vote for all nominees or a particular nominee is withheld. The four nominees who receive the highest number of votes cast at the Meeting will be elected as directors. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend, unless a decision is made to reduce the number of directors. For more information, see "Voting Information--Quorum." The following tables set forth certain information about each of the nominees:

                                                                                  Number of Portfolios
                       Position(s)  Term of Office Principal Occupation(s) During   in Fund Complex
                        Held with   and Length of      Past 5 Years and Other         Overseen by
Name, Address and Age  the Company   Time Served            Affiliations               Director*
---------------------- ------------ -------------- ------------------------------ --------------------
John C. Hover II, 60** Director and Annual terms    Mr. Hover was an                       4
  United States Trust  Chairman of  since December  Executive Vice President of
  Company of           the Board    9, 1998         U.S. Trust Company
  New York                                          (retired since 1998). Mr.
  114 West 47th Street                              Hover also serves as
  New York, NY                                      chairman of the board of
  10036-1532                                        directors or managers of
                                                    UST Private Equity
                                                    Investors Fund, Inc.,
                                                    Excelsior Venture Partners
                                                    III, LLC and Excelsior
                                                    Venture Investors III, LLC.

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.
** Mr. Hover is an interested person of the Company, as defined in the 1940
   Act, due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the investment adviser.

                                                                                  Number of Portfolios
                       Position(s)  Term of Office Principal Occupation(s) During   in Fund Complex
                        Held with   and Length of      Past 5 Years and Other         Overseen by
Name, Address and Age  the Company   Time Served            Affiliations               Director*
---------------------- ------------ -------------- ------------------------------ --------------------
Gene M. Bernstein, 56  Director and  Annual terms  Mr. Bernstein is Director of            5
  United States Trust  Member        since March   NIC Holding Corp; Dean of
  Company of           of the Audit  20, 1997      the Skodneck Business
  New York             Committee                   Development Center at
  114 West 47th Street and                         Hofstra University from
  New York, NY         Valuation                   2000-2001; prior to this Mr.
  10036-1532           Committee                   Bernstein was President and
                                                   Vice Chairman at Northville
                                                   Industries, a petroleum
                                                   marketing, distribution,
                                                   trading and storage company
                                                   and wholly-owned subsidiary
                                                   of NIC Holding Corp. Mr.
                                                   Bernstein also serves as a
                                                   director or manager of UST
                                                   Private Equity Investors
                                                   Fund, Inc., Excelsior Venture
                                                   Investors III, LLC, Excelsior
                                                   Venture Partners III, LLC
                                                   and Excelsior Directional
                                                   Hedge Fund of Funds, LLC.

Stephen V. Murphy, 58  Director and  Annual terms  Mr. Murphy is President of              5
  United States Trust  Member of     since March   S.V. Murphy & Co., an
  Company of           the Audit     20, 1997      investment banking firm. Mr.
  New York             Committee                   Murphy also serves as a
  114 West 47th Street                             director or manager of UST
  New York, NY                                     Private Equity Investors
  10036-1532                                       Fund, Inc., Excelsior Venture
                                                   Partners III, LLC, Excelsior
                                                   Venture Investors III, LLC
                                                   and Excelsior Directional
                                                   Hedge Fund of Funds, LLC.

                                                                                        Number of Portfolios
                           Position(s) Term of Office  Principal Occupation(s) During     in Fund Complex
                            Held with  and Length of       Past 5 Years and Other           Overseen by
  Name, Address and Age    the Company  Time Served             Affiliations                 Director*
-------------------------- ----------- -------------- --------------------------------- --------------------
Victor F. Imbimbo, Jr., 51  Director   Annual terms   Since October 2002, Mr.                    5
  United States Trust       and        since April 6, Imbimbo has been head of
  Company of New York       Member of  2000           healthcare marketing in the
  114 West 47th Street      the Audit                 United States for TBWA, a
  New York, NY 10036-       Committee                 global marketing agency. Prior
  1532                                                to this, he was with Bedrock
                                                      Communications, Inc., a
                                                      consulting company addressing
                                                      the merger of traditional and
                                                      digital communications
                                                      solutions. From 1995-2002, he
                                                      also served as President/CEO of
                                                      Health Excellence, Inc., which is
                                                      in the business of conducting
                                                      clinical trials. Mr. Imbimbo also
                                                      serves as a director or manager
                                                      of UST Private Equity Investors
                                                      Fund, Inc., Excelsior Venture
                                                      Partners III, LLC, Excelsior
                                                      Venture Investors III, LLC and
                                                      Excelsior Directional Hedge
                                                      Fund of Funds, LLC.

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.

Meetings of the Board

   In the fiscal year of the Company ended October 31, 2004, the directors met five times. Each of Messrs. Bernstein, Hover, Murphy and Imbimbo attended all of the meetings of the Board.

   The Company has a standing audit committee. The Company does not have standing nominating or compensation committees.

Audit Committee

   The Company has a standing audit committee that convened three times during the fiscal year ended October 31, 2003. The audit committee reviews both the audit and non-audit work of the Company's independent public accountants, submits recommendations to the board of directors as to the selection of independent public accountants and reviews compliance of the Company with regulations of the Securities and Exchange Commission and the Internal Revenue Service and other related matters. On December 17, 2002, the Company renewed its written charter for the audit committee, which was initially adopted on January 23, 2001 and filed as part of the Company's Proxy Statement for its 2001 Annual Shareholders Meeting, without any amendments or modifications. Messrs. Bernstein, Imbimbo and Murphy, each of whom is an independent director, are members of the audit committee.

   Audit Committee Report. The audit committee has reviewed and discussed the audited financial statements with management and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) with the independent auditors. The audit committee has received written disclosures and a letter from the independent accountants as required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants' independence. Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2003. The audit committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP's independence.

                                                     Gene M. Bernstein
                                                     Stephen V. Murphy
                                                     Victor F. Imbimbo, Jr.

   Audit Committee Financial Expert. Mr. Murphy is the audit committee financial expert as defined by SEC rules and is "independent," as the term is used in Item 7(d)(3)(iv) of this Schedule 14A under the Securities Exchange Act of 1934.

Nominating Committee

   As indicated above, the Company's Board of Directors does not have a standing nominating committee. The composition of the Company's Board of Directors is, however, governed by provisions of the Investment Company Act of 1940 ("1940 Act") and regulations thereunder which currently have the effect of requiring that a majority of the Company's Directors not be "interested persons", as defined in the 1940 Act, of either the Company or its investment adviser. In fact, three of the Company's four Directors meet this standard and therefore are considered independent Directors. Consistent with regulations under the 1940 Act the independent Directors would have control over any process by which one or more additional independent Directors would be selected.

Communications with the Company's Board of Directors

   Any shareholder desiring to communicate with any member of the Company's Board of Directors may send a letter to:

   Board of Directors
   Excelsior Private Equity Fund, Inc.
   225 High Ridge Road
   Stamford, CT 06905
   Attn: Secretary

Code of Ethics

   As of the end of the period, October 31, 2003, the Company has adopted a code of ethics, which complies with the criteria provided in SEC rules, and applies to its principal executive officer, the principal financial officer and any other officers who serve a similar function. A copy of the code of ethics is filed as Exhibit 14 to the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2003.

Director Compensation

   Each director receives an annual fee of $9,000 and a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred for attending meetings. The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits. No person who is an officer, director or employee of United States Trust Company of New York or U.S. Trust Company (together, "U.S. Trust" or the "Investment Adviser") or of any parent, subsidiary or affiliate thereof, who serves as an officer, director or employee of the Company, receives any compensation from the Company.

   The following charts provide certain information about the fees received by the directors in the fiscal year ended October 31, 2003.

                                      Aggregate   Total Compensation
                                     Compensation  from the Company
                                       from the   and Fund Complex*
            Name of Person, Position   Company     Paid to Director
            ------------------------ ------------ ------------------
               John C. Hover II**...   $16,500    $53,750 (4 Funds)
                 Director

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.
** Mr. Hover is an interested person of the Company.

                                      Aggregate   Total Compensation
                                     Compensation  from the Company
                                       from the   and Fund Complex*
            Name of Person, Position   Company    Paid to Directors
            ------------------------ ------------ ------------------
             Gene M. Bernstein......   $16,500    $74,250 (5 Funds)
               Director
             Stephen V. Murphy......   $16,500    $74,250 (5 Funds)
               Director
             Victor F. Imbimbo, Jr..   $16,500    $74,250 (5 Funds)
               Director

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.

   The following charts provide certain information relating to the directors' security ownership in the Fund and Fund Complex.

                                                 Aggregate Dollar Range of
                                                 Equity Securities in All
                                                     Funds Overseen by
                         Dollar Range of Equity    Director in Family of
       Name of Director  Securities in the Fund*   Investment Companies
      ------------------ ----------------------- -------------------------
      John C. Hover II**           $0                $50,001-$100,000

-------------
*  Security valuations as of January 31, 2004.
** Mr. Hover is an interested person of the Company.

                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                                                       Funds Overseen by
                           Dollar Range of Equity    Director in Family of
       Name of Director    Securities in the Fund*   Investment Companies
    ---------------------- ----------------------- -------------------------
    Gene M. Bernstein.....    $50,001-$100,000           over $100,000
    Stephen V. Murphy.....     $10,001-$50,000           over $100,000
    Victor F. Imbimbo, Jr.           $0                 $10,001-$50,000

-------------
*  Security valuations as of January 31, 2004.

         The Company's Board of Directors Unanimously Recommends that Shareholders Vote "FOR" Each of the Foregoing Nominees for Director.

                              VOTING INFORMATION

   Record Date. Only shareholders of record at the close of business on January 30, 2004 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Company was 195,730. All shares of the Company will vote in the aggregate.

   You should send your proxy in by one of the following methods.

    1. Complete, sign and return the enclosed Proxy Card promptly in the postage-paid envelope.

    2. Call the toll-free number listed on the enclosed Proxy Card. Enter the control number on the Proxy Card and follow the telephone instructions.

    3. Use the Internet at www.proxyvote.com. Enter the control number on the enclosed Proxy Card and follow the instructions on the website.

   In accordance with Section 2-507 of the Maryland General Corporation Law, shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means, including the Internet.

   Quorum. A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Because they are not considered to be votes cast, abstentions and broker "non-votes" will have no effect on the election of directors.

   In the event that a quorum is not present at the Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Meeting but it appears that one or more proposals may not receive shareholder approval, the persons named as proxies may propose an adjournment of the Meeting.

   For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares in favor of adjournment:

    . all shares for which they are entitled to vote in favor of (i.e., "FOR") any of the proposals that will be considered at the adjourned meeting; and

    .  abstentions.

   The persons named as proxies will vote the following shares against adjournment:

    . all shares for which they must vote "AGAINST" all proposals that will be considered at an adjourned meeting.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   As of January 30, 2004, certain beneficial owners, the directors, the chief executive officer and the directors and executive officers as a group held of record the following shares. Except as set forth below, to the Company's knowledge and based solely on a review of Forms 13D and 13G filed with the Securities and Exchange Commission (or the lack of such filings, as the case may be), no other person beneficially owned more than 5% of the Company's shares.

                                                       Amount and Nature
                                                         of Beneficial
Title of Class Name and Address of Beneficial Owner(1)   Ownership (#)    Percent of Class (%)
-------------- --------------------------------------- -----------------  --------------------
Common Shares  United States Trust Company of New York  113,611 shares(2)         58.0
               John C. Hover II                                   None             *
               Gene M. Bernstein                            200 shares(3)          *
               Stephen V. Murphy                            125 shares             *
               David I. Fann(4)                              25 shares             *
               Douglas A. Lindgren(5)                        71 shares             *
               Directors and executive officers             436 shares             *
               as a group (10 persons)

-------------
 * Less than one percent.
(1)The address for all, except David I. Fann and Douglas A. Lindgren, is c/o United States Trust Company of New York, 114 West 47th Street, New York, NY 10036-1532.
(2)United States Trust Company of New York has sole or shared voting and/or investment power over all of such shares which are beneficially owned by its clients. United States Trust Company of New York disclaims beneficial ownership of all such shares.
(3)Includes 100 shares beneficially owned by Mr. Bernstein's wife for which Mr. Bernstein disclaims beneficial ownership.
(4)The address for David I. Fann is c/o U.S. Trust Company, N.A., 5 Palo Alto Square, 9th Floor, 3000 Camino Real, Palo Alto, CA 94306.
(5)The address for Douglas A. Lindgren is c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905. Includes 26 shares beneficially owned by Mr. Lindgren's wife for which Mr. Lindgren disclaims beneficial ownership.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under the federal securities laws, the Company's directors and executive officers and any persons holding more than 10% of the Company's outstanding shares are required to report their ownership of the Company's shares and any changes in ownership of the Company's shares to the Company and the Securities and Exchange Commission. To the best of the Company's knowledge, these filings have all been satisfied by the Company's directors and executive officers.

                                 OTHER MATTERS

   Shareholder proposals intended for inclusion in the Company's proxy statement in connection with the Company's 2005 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), must be received by the Company at the Company's principal executive offices by October 27, 2004. In order for proposals made outside of Rule 14a-8 under the Securities Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Securities Exchange Act, such proposals must be received by the Company at the Company's principal executive offices not later than January 10, 2005. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders should send such proposal to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Cynthia Englert, Secretary.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Company.

   Shareholders may receive a copy of the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2003 without charge by submitting a request in writing to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Cynthia Englert, Secretary.

   Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders can notify the Company that they would like to receive a separate copy of the proxy statement by submitting a request in writing to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Cynthia Englert, Secretary, or via telephone at (203) 352-4400. Shareholders sharing an address and receiving multiple copies of proxy statements may request to receive a single copy by contacting the Company as set forth above.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   The board of directors, including all of the directors who are not "interested persons" of the Company (as defined in the 1940 Act), selected Ernst & Young LLP as the Company's independent public accountants at a meeting held on December 16, 2003. Since the Company complies with the provisions of Rule 32a-4 of the 1940 Act, it is not required to submit the selection of independent auditors to shareholders for ratification. Ernst & Young LLP, with offices at 787 Seventh Avenue, New York, New York, 10019, has served as the Company's independent public accountants since the date of the inception of the Company. A representative of Ernst & Young LLP is expected to be available at the Meeting to respond to appropriate questions should any matter arise requiring consultation with the accountants, and Ernst & Young LLP will be given the opportunity to make a statement if it chooses.

                     FEES PAID TO INDEPENDENT ACCOUNTANTS

   Audit Fees. The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the fiscal year ended October 31, 2003 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $42,000.

   A shareholder vote may be taken with respect to the Company on any (but not all) of the proposals prior to any such adjournment as to which sufficient votes have been received for approval.

   Financial Information Systems Design and Implementation Fees. Ernst & Young LLP billed no fees for non-audit professional services relating to the Company's financial information systems for the Company's fiscal year ended October 31, 2003.

   All Other Fees. The aggregate fees billed for all other services rendered by Ernst & Young LLP for the Company's fiscal year ended October 31, 2003 were $6,150.

                            ADDITIONAL INFORMATION

   Investment Adviser. United States Trust Company of New York, which has its principal offices at 114 West 47th Street, New York, New York 10036-1532, is a New York state chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, which has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, is a Connecticut state chartered bank and trust company. United States Trust Company of New York, acting through its registered investment advisory division, U.S. Trust-New York Fund Advisers Division and U.S. Trust Company, acting through its registered investment advisory division, U.S. Trust-Connecticut Fund Advisers Division, serve as co-investment advisers to the Company under an investment advisory agreement with the Company, and each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036-1532, and which is, in turn, a wholly-owned subsidiary of The Charles Schwab Corporation, which has its principal offices at 120 Kearney Street, San Francisco, California 94108.

   Administrator. As of January 2004, PFPC Inc., which is located at 103 Bellevue Parkway, Wilmington, DE 19809, is the administrator for the Company.

   Other. The Company does not currently employ a principal underwriter.

   Officers. Officers of the Company are elected by the directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers:

                           Position(s)
                            Held with   Length of       Principal Occupation(s) During
  Name, Address and Age    the Company Time Served    Past 5 Years and Other Affiliations
-------------------------- ----------- ----------- ------------------------------------------
David I. Fann, 39           President  Since       Mr. Fann is a Managing Director of U.S.
  U.S. Trust Company, N.A.  and        March 1998  Trust Company, N.A. Mr. Fann is a director
  5 Palo Alto Square        Co-Chief               of Curon Medical, Inc. (Nasdaq: CURN).
  9th Floor                 Executive              Mr. Fann also serves as President and Co-
  3000 Camino Real          Officer                Chief Executive Officer of UST Private
  Palo Alto, CA 94303                              Equity Investors Fund, Inc., Excelsior
                                                   Venture Partners III, LLC, and Excelsior
                                                   Venture Investors III, LLC.

                        Position(s)
                         Held with   Length of         Principal Occupation(s) During
 Name, Address and Age  the Company Time Served      Past 5 Years and Other Affiliations
----------------------- ----------- ----------- ---------------------------------------------
Douglas A. Lindgren, 42 Co-Chief    Since       Mr. Lindgren is a Managing Director of
  U.S. Trust Company    Executive   March 1998  U.S. Trust Company. Mr. Lindgren also
  225 High Ridge Road   Officer and             serves as Co-Chief Executive Officer of UST
  Stamford, CT 06905    Chief                   Private Equity Investors Fund, Inc.,
                        Investment              Excelsior Venture Partners III, LLC., and
                        Officer                 Excelsior Venture Investors III, LLC,
                                                Manager of Excelsior Directional Hedge
                                                Fund of Funds, LLC, and Chairman of the
                                                Board of Excelsior Buyout Investors, LLC
                                                and Excelsior Absolute Return Fund of
                                                Funds, LLC.

Robert Aufenanger, 50   Treasurer   Since       Mr. Aufenanger is a Senior Vice President
  U.S. Trust Company                June 2003   of U.S. Trust Company, N.A. Prior to
  225 High Ridge Road                           joining U.S. Trust in April 2003, Mr.
  Stamford, CT 06905                            Aufenanger worked as a consultant to
                                                various clients in the fund industry and
                                                prior to this was Chief Financial Officer for
                                                Icon Holdings Corp. Mr. Aufenanger also
                                                serves as Treasurer of UST Private Equity
                                                Investors Fund, Inc., Excelsior Venture
                                                Partners III, LLC., and Excelsior Venture
                                                Investors III, LLC, and Chief Financial
                                                Officer of Excelsior Directional Hedge
                                                Fund of Funds, LLC, Excelsior Buyout
                                                Investors, LLC, and Excelsior Absolute
                                                Return Fund of Funds, LLC.

Lee A. Gardella, 36     Vice        Since       Mr. Gardella is a Senior Vice President of
  U.S. Trust Company    President   March 1998  U.S. Trust Company, N.A. Mr. Gardella
  225 High Ridge Road                           also serves as Vice President of UST Private
  Stamford, CT 06905                            Equity Investors Fund, Inc., Excelsior
                                                Venture Partners III, LLC., Excelsior
                                                Venture Investors III, LLC, and Excelsior
                                                Absolute Return Fund of Funds, LLC.

James F. Rorer, 33      Vice        Since       Mr. Rorer is a Vice President of U.S. Trust
  U.S. Trust Company    President   March 2000  Company, N.A. Prior to joining U.S. Trust
  225 High Ridge Road                           in May 1999, he worked at Bain &
  Stamford, CT 06905                            Company. Mr. Rorer also serves as Vice
                                                President of UST Private Equity Investors
                                                Fund, Inc., Excelsior Venture Partners III,
                                                LLC, Excelsior Venture Investors III, LLC,
                                                and Excelsior Buyout Investors, LLC.

                       Position(s)
                        Held with     Length of         Principal Occupation(s) During
Name, Address and Age  the Company   Time Served      Past 5 Years and Other Affiliations
--------------------- -------------- ----------- ---------------------------------------------
Cynthia Englert, 39   Chief           Since      Ms. Englert is a Vice President of U.S. Trust
  U.S. Trust Company  Administrative  September  Company, N.A. Prior to joining U.S. Trust
  225 High Ridge Road Officer and     2001       in August 2001, Ms. Englert held positions
  Stamford, CT 06905  Secretary                  in finance at Whitney & Co. and Greenwich
                                                 Capital Markets, Inc. Ms. Englert also
                                                 serves as Chief Administrative Officer and
                                                 Secretary of UST Private Equity Investors
                                                 Fund, Inc., Excelsior Venture Partners III,
                                                 LLC, and Excelsior Venture Investors III,
                                                 LLC, and Secretary of Excelsior Buyout
                                                 Investors, LLC and Excelsior Absolute
                                                 Return Fund of Funds, LLC.

   All officers of the Company are employees and/or officers of the Investment Adviser.

   Risk Factors. An investment in the securities of a business development company, such as the Company, involves certain risks not present in an investment in the securities of other companies, including other types of management investment companies.

   Portfolio Investment Risk. Under the 1940 Act, a business development company generally must be operated for the purpose of investing in the securities of certain present and former "eligible portfolio companies" or certain bankrupt or insolvent companies. Generally, eligible portfolio companies include companies that at the time of initial investment (i) do not have a class of securities included in the Federal Reserve Board's over-the-counter margin list (i.e., unregistered, private companies) or (ii) have total assets of less than $4 million, among other things. Although investing in such private or "small" companies offers the opportunity for significant capital gains, such investments also involve a high degree of business and financial risk that can result in substantial losses.

   The portfolio investments of the Company consist principally of securities of private companies that have been purchased in offerings not registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state's securities laws and may not be resold by the Company without registration or pursuant to an exemption. In addition, the securities of portfolio companies that are "public" companies may also be subject to restrictions on resale because they were acquired from the issuer in a "private placement" transaction or because the Company is deemed to be an affiliate of the issuer. Generally, the Company will not be able to sell these securities publicly without the expense and time required to register the securities under the Securities Act and applicable state securities laws, unless an exemption from such registration requirements is available. In addition, contractual or practical limitations may restrict the Company's ability to liquidate its securities in portfolio companies. These limitations on liquidity of the Company's investments could preclude or delay any disposition of such securities or reduce the amount of proceeds that might otherwise be realized.

   Incentive Compensation. Compensation paid by the Company to U.S. Trust is based in part on the capital appreciation of the Company's investments. Therefore, in making its investment decisions, U.S. Trust may have an incentive to make decisions that are riskier or more speculative than would be the case in the absence of this incentive compensation. For more information concerning the risks of investing in the Company, see the most recent prospectus of the Company which is included as a part of the Company's Registration Statement on Form N-2 (File No. 333-23811), which is filed with the Securities and Exchange Commission.

EXCELSIOR PRIVATE EQUITY FUND II, INC.
103 BELLEVUE PARKWAY
WILMINGTON, DE  19809

                       THREE EASY WAYS TO VOTE YOUR PROXY
            Read the Proxy Statement and have the Proxy card at hand.

       TELEPHONE:  Call 1-800-690-6903 and follow the simple instructions.
       INTERNET:   Go to www.proxyweb.com and follow the on-line directions.
                             ----------------
       MAIL:       Vote, sign, date and return your proxy by mail.
    If you vote by Telephone or Internet, you do not need to mail your proxy.
                                          -----------------------

                  **** CONTROL NUMBER: 999 999 999 999 99 ****

Excelsior Private Equity                              This Proxy is solicited by
 Fund II, Inc. (the "Company")                         the Board of Directors

This proxy is solicited by the Board of the Company for use at an annual meeting of shareholders to be held on March 26, 2004, at 10:00 a.m. (New York time), at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532.

The undersigned hereby appoints Robert F. Aufenanger and Cynthia Englert, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments or postponements thereof, all shares representing interests in the Company held of record by the undersigned on January 30, 2004, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

DATE ______________________

Please sign and return promptly in enclosed envelope. No postage is required.

________________________________________________
Shareholder(s) signs here (Sign in the Box)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X 0 PLEASE DO NOT USE FINE POINT PENS.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR each nominee for director.

                                 FOR           WITHHOLD           FOR ALL
(1)  Vote On Directors           ALL              ALL             EXCEPT*
                                 0             0                  0

(01) John C. Hover II   (02) Gene M. Bernstein
(03) Stephen V. Murphy  (04) Victor F. Imbimbo, Jr.

______________________________________________________________
*To withhold authority to vote, mark "FOR ALL EXCEPT" and write the nominee's number on the line above.

The proxies are authorized in their discretion to vote on any other business which may properly come before the meeting and any adjournments thereof. The proxies shall vote on adjournment in the manner contemplated by the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE